UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2016

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 10, 2016, Christopher & Banks Corporation (the “Company”) entered into a Support Agreement (the “Agreement”) with Macellum Capital Management, LLC and certain affiliates thereof (collectively, “Macellum”).  Macellum beneficially owns approximately 8.4% of the outstanding common stock of the Company (the “Common Stock”).

Pursuant to the Agreement, the Company has agreed to cause the Board of Directors (“Board”) of the Company (i) to reduce the size of the Board to seven members as of the date of the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”); (ii) to nominate for election at the 2016 Annual Meeting: Jonathan Duskin, Kent Kleeberger, William Sharpe, LuAnn Via, Lisa Wardell and Laura Weil, together with an independent director-nominee to be selected by Macellum who satisfies the qualifications set forth in the Agreement and is otherwise reasonably acceptable to the Board in the exercise of its fiduciary duties (collectively the “Nominees”); and (iii) to recommend that the Company’s stockholders vote “for” the Nominees and to solicit the Company’s stockholders to vote for the Nominees.  In addition, in connection with the Agreement, the following members of the Board will not be standing for re-election at the 2016 Annual Meeting:  Mark Cohn, Edwin Holman, Anne Jones, David Levin, Paul Snyder and Patricia Stensrud.

The Agreement also includes, among other provisions, certain standstill and voting commitments by Macellum.

The description of the Agreement contained herein is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(b)Departure of Directors

As noted in Item 1.01 above, in connection with the Company’s execution of the Agreement, effective as of the 2016 Annual Meeting, the following members of the Board of Directors will not be standing for re-election: Mark Cohn, Edwin Holman, Anne Jones, David Levin, Paul Snyder and Patricia Stensrud.

The description of the Agreement contained herein is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference.

Item 7.01	Regulation FD Disclosure.

On March 10, 2016, the Company issued a press release announcing the entry into the Agreement and summarizing certain of its terms.  The press release also announced that, as described above, six of the Company’s current Directors would not be standing for re-election.  A copy of this press release is furnished as Exhibit 99.1 hereto.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Support Agreement dated March 10, 2016, by and among Christopher & Banks Corporation;
Macellum Retail Opportunity Fund, LP; Macellum Capital Management, LLC; Macellum
Advisors GP, LLC; Macellum Management, LP; MCM Managers, LLC; MCM Management,
LLC; and Jonathan Duskin.

	99.1	Press release dated March 10, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: March 10, 2016	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 10, 2016	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Support Agreement dated March 10, 2016, by and among Christopher & Banks Corporation;
Macellum Retail Opportunity Fund, LP; Macellum Capital Management, LLC; Macellum
Advisors GP, LLC; Macellum Management, LP; MCM Managers, LLC; MCM Management,
LLC; and Jonathan Duskin.

99.1	Press release dated March 10, 2016.